Exhibit 10.21

Execution Version

TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT, dated as of November 17, 2021 (this “Agreement”), is entered into by each Grantor that is a signatory hereto, in favor of BANK OF MONTREAL (“BMO”), as collateral agent for the Secured Parties (as defined in the Credit Agreement (as defined below)) (in such capacity, the “Collateral Agent”).

Reference is made to (a) the Guarantee and Collateral Agreement, dated as of November 17, 2021 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”), among Altra Industrial Motion Corp., a Delaware corporation (the “Company”), the Guarantors from time to time party thereto and the Collateral Agent and (b) the Credit Agreement dated as of November 17, 2021 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, the Designated Borrowers from time to time party thereto, the Lenders from time to time party thereto and BMO, as administrative agent and as collateral agent. The Lenders have agreed to extend credit to the Company and the Designated Borrowers subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. Each Grantor will derive substantial benefits from the extension of credit pursuant to the Credit Agreement and is willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit. Accordingly, the parties hereto agree as follows:

SECTION 1. Terms. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Credit Agreement or the Guarantee and Collateral Agreement, as applicable. The rules of construction specified in Section 1.04 of the Credit Agreement also apply to this Agreement, mutatis mutandis.

SECTION 2. Grant of Security Interest. As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor hereby assigns, pledges and grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in, all of its right, title and interest in, to and under any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Trademark Collateral”):

(i)
all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, domain names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office (or any successor office) or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all extensions or renewals thereof, including those listed on Schedule I attached hereto (the “Trademarks”);

(ii)
all goodwill associated with or symbolized by the Trademarks;

(iii)
all other assets, rights and interests that uniquely reflect or embody such goodwill;

(iv)
income, fees, royalties, damages, claims and payments now and hereafter due and/or payable with respect to any of the foregoing; and

(v)
rights to sue for past, present and future infringement, misappropriation or other violations of any of the foregoing;

but excluding any intent-to-use trademark or service mark application prior to the filing of, and acceptance of, a “Statement of Use” or “Amendment to Allege Use” with the United States Patent and Trademark Office with respect thereto, to the extent, if any, that, and solely during the period, if any, in which the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark application under applicable federal law.

SECTION 3. Security Agreement. The security interests granted to the Collateral Agent herein are granted in furtherance, and not in limitation of, the security interests granted to the Collateral Agent pursuant to the Guarantee and Collateral Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the Trademark Collateral are more fully set forth in the Guarantee and Collateral Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Guarantee and Collateral Agreement, the terms of the Guarantee and Collateral Agreement shall govern.

SECTION 4. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract.

SECTION 5. Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York.

[Remainder of page intentionally left blank]

2

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

ALTRA INDUSTRIAL MOTION CORP.,

as Grantor

By: /s/ Todd Patriacca

Name: Todd Patriacca

Title: Vice President Finance, Corporate Controller and Treasurer

AMERICAN PRECISION INDUSTRIES, INC.

AMERIDRJVES INTERNATIONAL, LLC

BOSTON GEAR LLC GUARDIAN COUPLINGS LLC INERTIA DYNAMICS, LLC

FORMSPRAG LLC

JACOBS VEHICLE SYSTEMS, INC.

KILIAN MANUFACTURING CORPORATION

KOLLMORGEN CORPORATION TB WOOD'S INCORPORATED THOMSON INDUSTRIES, INC.,

as Grantors

By: /s/ Todd Patriacca

Name: Todd Patriacca

Title: Vice President Finance, Corporate Controller and Treasurer

BANK OF MONTREAL,

as Collateral Agent

By: /s/ Matthew Gerber

/s/

Name: Matthew Gerber Title: Managing Director

United States Trademarks and Trademark Applications

SCHEDULE I

Trademarks

Owner	Country	Mark	Application No.	Filing Date	Registration No.	Issue Date	Renewal Date
Altra Industrial Motion Corp.	United States	A & Design	78/560,930	02/04/2005	3,146,781	09/19/2006	09/19/2026
Altra Industrial Motion Corp.	United States	ALTRA INDUSTRIAL MOTION	76/621,069	11/17/2004	3,360,155	12/25/2007	12/25/2027

American Precision Industries, Inc.	United States	DELEVAN	78/604,157	04/07/2005	3,095,287	05/23/2006	05/23/2026
American Precision Industries, Inc.	United States	DELEVAN	90/171,889	09/10/2020	6,443,003	08/03/2021	09/10/2030

Boston Gear LLC	United States	BEAR-N-BRONZ	71/665,847	05/06/1954	603,829	03/29/1955	03/29/2025
Boston Gear LLC	United States	BG & Design	71/327,723	06/04/1932	298,486	10/25/1932	10/25/2022
Boston Gear LLC	United States	BOST-BRONZ	71/597,836	05/20/1950	547,544	09/04/1951	09/04/2021
Boston Gear LLC	United States	BOST-BRONZ & Design (stylized)	71/677,082	11/22/1954	612,905	09/27/1955	09/27/2025

Owner	Country	Mark	Application No.	Filing Date	Registration No.	Issue Date	Renewal Date
Boston Gear LLC	United States	BOST-FLEX	73/163,090	03/21/1978	1,111,218	01/16/1979	01/16/2029
Boston Gear LLC	United States	BOSTON	71/535,926	09/27/1947	522,912	03/28/1950	03/28/2030
Boston Gear LLC	United States	BOSTON & Design	73/514,378	12/19/1984	1,374,572	12/10/1985	12/10/2025
Boston Gear LLC	United States	BOSTON GEAR	72/338,165	09/17/1969	905,805	01/12/1971	01/12/2031
Boston Gear LLC	United States	BOSTON GEAR	72/338,166	09/17/1969	905,846	01/12/1971	01/12/2031
Boston Gear LLC	United States	BOS-TRONG & Design	72/251,147	07/27/1966	837,074	10/17/1967	10/17/2027
Boston Gear LLC	United States	CENTRIC	73/434,105	07/11/1983	1,365,217	10/15/1985	10/15/2025
Boston Gear LLC	United States	CENTRIGARD	78/774,995	12/16/2005	3,374,068	01/22/2008	01/22/2028
Boston Gear LLC	United States	DCX	74/151,919	03/27/1991	1,689,927	06/02/1992	06/02/2022
Boston Gear LLC	United States	DOMED CROWN	86/706,894	07/28/2015	5,083,256	11/15/2016	11/15/2026
Boston Gear LLC	United States	GEARHEAD EXPRESS	75/536,127	08/13/1998	2,488,100	09/11/2001	09/11/2031
Boston Gear LLC	United States	MICRON	71/654,910	10/16/1953	606,358	05/24/1955	05/24/2025
Boston Gear LLC	United States	MOTOR MULTIPLIER	73/184,680	09/05/1978	1,131,648	03/11/1980	03/11/2030
Boston Gear LLC	United States	OPTIMOUNT	72/046,238	02/20/1958	670,192	11/25/1958	11/25/2028

Owner	Country	Mark	Application No.	Filing Date	Registration No.	Issue Date	Renewal Date
Boston Gear LLC	United States	POSIVENT	76/423,536	06/20/2002	2,875,347	08/17/2004	08/17/2024
Boston Gear LLC	United States	RATIOTROL	72/137,450	02/07/1962	743,713	01/15/1963	01/15/2023
Boston Gear LLC	United States	STABILI SEAL	78/564,645	02/10/2005	3,131,135	08/15/2006	08/15/2026
Boston Gear LLC	United States	TRUE PLANETARY	74/610,671	12/13/1994	1,937,231	11/21/1995	11/21/2025

Guardian Couplings LLC	United States	GUARD-FLEX	86/571,085	03/20/2015	4,912,410	03/08/2016	03/08/2026
Guardian Couplings LLC	United States	GUARDEX	86/285,572	05/19/2014	4,663,395	12/30/2014	12/30/2024
Guardian Couplings LLC	United States	GUARDIAN	87/410,452	04/13/2017	5,329,032	11/07/2017	11/07/2027

Inertia Dynamics, LLC	United States	UNIBRAKE	72/219,817	05/26/1965	809,205	05/31/1966	05/31/2026
Inertia Dynamics, LLC	United States	DYNACORP	86/649,763	06/03/2015	4,885,322	01/12/2016	01/12/2026

Jacobs Vehicle Systems, Inc.	United States	ACTIVE DECOMPRESSION TECHNOLOGY	87/245,320	11/22/2016	6,373,189	06/01/2021	06/01/2031

Owner	Country	Mark	Application No.	Filing Date	Registration No.	Issue Date	Renewal Date
Jacobs Vehicle Systems, Inc.	United States	ADT	87/245,251	11/22/2016	6,273,007	02/16/2021	02/16/2031
Jacobs Vehicle Systems, Inc.	United States	EVOLVE BY JACOBS	77/636,138	12/18/2008	4,403,543	09/17/2013	09/17/2023
Jacobs Vehicle Systems, Inc.	United States	HPD	87/241,239	11/18/2016
Jacobs Vehicle Systems, Inc.	United States	J & Design	73/672,521	07/17/1987	1,490,083	05/31/1998	05/31/2028
Jacobs Vehicle Systems, Inc.	United States	JACOBS	75/103,122	05/13/1996	2,222,114	02/09/1999	02/09/2029
Jacobs Vehicle Systems, Inc.	United States	JACOBS ENGINE BRAKE & Design (stylized)	76/134,897	09/25/2000	2,575,531	06/04/2002	06/04/2022
Jacobs Vehicle Systems, Inc.	United States	JACOBS EXHAUST BRAKE & Design (stylized)	76/134,683	09/25/2000	2,597,144	07/23/2002	07/23/2022
Jacobs Vehicle Systems, Inc.	United States	JACOBS VEHICLE SYSTEMS & Road Design	77/253,448	08/13/2007	3,589,708	03/17/2009	03/17/2029
Jacobs Vehicle Systems, Inc.	United States	JACOBS VEHICLE SYSTEMS & Road Design	77/611,098	11/10/2008	3,635,163	06/09/2009	06/09/2029

Owner	Country	Mark	Application No.	Filing Date	Registration No.	Issue Date	Renewal Date
Jacobs Vehicle Systems, Inc.	United States	JACOBS VEHICLE SYSTEMS & Road Design	77/654,260	01/22/2009	3,759,975	03/16/2020	03/16/2030
Jacobs Vehicle Systems, Inc.	United States	JAKE BRAKE & Design (stylized)	76/532,279	07/24/2003	2,864,614	07/20/2004	07/20/2024
Jacobs Vehicle Systems, Inc.	United States	JAKE BRAKE & Road Design	77/611,096	11/10/2008	3,635,162	06/09/2009	06/09/2029
Jacobs Vehicle Systems, Inc.	United States	JAKE BRAKE & Road Design	77/253,454	08/13/2007	3,589,709	03/17/2009	03/17/2029
Jacobs Vehicle Systems, Inc.	United States	JAKE BRAKE & Road Design	77/654,216	01/22/2009	3,663,312	08/04/2009	08/04/2029
Jacobs Vehicle Systems, Inc.	United States	JVS ENGINEERING & Design	86/062,053	09/11/2013	5,332,299	11/14/2017	11/14/2027
Jacobs Vehicle Systems, Inc.	United States	ROBO-LASH	75/076,865	03/22/1996	2,122,829	12/23/1997	12/23/2027
Jacobs Vehicle Systems, Inc.	United States	THE JOURNEY CONTINUES	85/273,189	03/22/2011	4,134,189	05/01/2012	05/01/2022

Kollmorgen Corporation	United States	AKD	77/557,949	08/28/2008	3,693,882	10/06/2009	10/06/2029

Owner	Country	Mark	Application No.	Filing Date	Registration No.	Issue Date	Renewal Date
Kollmorgen Corporation	United States	AKM	77/612,958	11/12/2008	3,638,836	06/16/2009	06/16/2029
Kollmorgen Corporation	United States	BRONCO	88/085,136	08/20/2018	5,792,152	07/02/2019	07/02/2029
Kollmorgen Corporation	United States	KOLLMORGEN	78/447,539	07/08/2004	3,053,461	01/31/2006	01/31/2026
Kollmorgen Corporation	United States	KOLLMORGEN	90/648,203	04/15/2021
Kollmorgen Corporation	United States	KOLLMORGEN CARTRIDGE DDR	78/637,684	05/26/2005	3,191,405	01/02/2007	01/02/2027
Kollmorgen Corporation	United States	KOLLMORGEN GOLDLINE	75/381,493	10/29/1997	2,231,789	03/16/1999	03/16/2029
Kollmorgen Corporation	United States	MOTIONEERING	75/368,832	10/06/1997	2,201,427	11/03/1998	11/03/2028
Kollmorgen Corporation	United States	MOTION LINK	75/182,350	10/16/1996	2,115,875	11/25/1997	11/25/2027
Kollmorgen Corporation	United States	POWERMAX II	74/018,540	01/12/1990	1,634,654	02/12/1991	02/12/2031
Kollmorgen Corporation	United States	SAFEMOTION	90/165,283	09/08/2020
Kollmorgen Corporation	United States	SERVOSTAR	75/182,352	10/16/1996	2,179,949	08/11/1998	08/11/2028
Kollmorgen Corporation	United States	SLO-SYN	72/066,177	01/20/1959	685,066	09/15/1959	09/15/2029
Kollmorgen Corporation	United States	SLO-SYN	72/176,327	09/14/1963	777,758	09/29/1964	09/29/2024
Kollmorgen Corporation	United States	SMM	90/165,315	09/08/2020

Owner	Country	Mark	Application No.	Filing Date	Registration No.	Issue Date	Renewal Date

TB Wood's Incorporated	United States	ALL-PRO	75/290,731	05/12/1997	2,165,737	06/16/1998	06/16/2028
TB Wood's Incorporated	United States	DISCO-TORQUE	72/285,224	11/20/1967	859,264	10/29/1968	10/29/2028
TB Wood's Incorporated	United States	DURA-FLEX	73/158,649	02/13/1978	1,116,828	04/24/1979	04/24/2029
TB Wood's Incorporated	United States	G-FLEX	77/397,102	02/14/2008	3,501,631	09/16/2008	09/16/2028
TB Wood's Incorporated	United States	QT POWER CHAIN	76/403,299	05/02/2002	2,723,745	06/10/2003	06/10/2023
TB Wood's Incorporated	United States	ROTO-CAM	72/285,223	11/20/1967	859,263	10/29/1968	10/29/2028
TB Wood's Incorporated	United States	SURE-FLEX	72/043,720	01/09/1958	668,649	10/21/1958	10/21/2028
TB Wood's Incorporated	United States	SURE-FLEX PLUS	86/622,002	05/07/2015	4,884,899	01/12/2016	01/12/2026
TB Wood's Incorporated	United States	SURE-GRIP	71/575,508	03/15/1948	646,423	06/04/1957	06/04/2027
TB Wood's Incorporated	United States	SURE-GRIP	73/136,699	08/08/1977	1,109,150	12/19/1978	12/19/2028
TB Wood's Incorporated	United States	TB WOOD'S	87/110,177	07/20/2016	5,159,886	03/14/2017	03/14/2027
TB Wood's Incorporated	United States	W TB WOOD'S & Design	75/107,136	05/20/1996	2,059,245	05/06/1997	05/06/2027

Thomson Industries, Inc.	United States	60 CASE	71/697,339	10/28/1955	639,298	01/01/1957	01/01/2027

Owner	Country	Mark	Application No.	Filing Date	Registration No.	Issue Date	Renewal Date
Thomson Industries, Inc.	United States	BALL BUSHING	71/696,601	10/17/1955	650,866	08/27/1957	08/27/2027
Thomson Industries, Inc.	United States	ELECTRAK	74/454,784	11/05/1993	1,893,972	05/16/1995	05/16/2025
Thomson Industries, Inc.	United States	FLOURONYLINER	75/031,969	12/13/1995	2,118,346	12/02/1997	12/02/2027
Thomson Industries, Inc.	United States	LINEARLUBE	74/041,892	03/26/1990	1,704,076	07/28/1992	07/28/2022
Thomson Industries, Inc.	United States	LINEARRACE	78/694,290	08/17/2005	3,120,696	07/25/2006	07/25/2026
Thomson Industries, Inc.	United States	MICROGUIDE	78/137,012	06/19/2002	2,824,081	03/16/2004	03/16/2024
Thomson Industries, Inc.	United States	MICROSTAGE	75/360,251	09/19/1997	2,279,900	09/21/1999	09/21/2029

Owner	Country	Mark	Application No.	Filing Date	Registration No.	Issue Date	Renewal Date
Thomson Industries, Inc.	United States	MULTITRAC	74/104,861	10/11/1990	1,717,036	09/15/1992	09/15/2022
Thomson Industries, Inc.	United States	MULTITRAC BALL BUSHING	74/104,860	10/11/1990	1,740,447	12/15/1992	12/15/2022
Thomson Industries, Inc.	United States	PERFORMANCE PAK	73/825,795	09/18/1989	1,590,572	04/10/1990	04/10/2030
Thomson Industries, Inc.	United States	PPA	73/825,810	09/18/1989	1,591,717	04/17/1990	04/17/2030
Thomson Industries, Inc.	United States	QUICKSLIDE	74/131,674	01/22/1991	1,722,910	10/06/1992	10/06/2022
Thomson Industries, Inc.	United States	RAPIDTRAK	78/537,517	12/23/2004	3,050,141	01/24/2006	01/24/2026
Thomson Industries, Inc.	United States	ROUNDWAY	72/131,528	11/07/1961	737,512	09/11/1962	09/11/2022

Owner	Country	Mark	Application No.	Filing Date	Registration No.	Issue Date	Renewal Date
Thomson Industries, Inc.	United States	SMART RAIL	74/718,733	08/22/1995	2,184,381	08/25/1998	08/25/2028
Thomson Industries, Inc.	United States	SUPER BALL BUSHING	73/802,967	05/26/1989	1,576,046	01/09/1990	01/09/2030
Thomson Industries, Inc.	United States	SUPER PLUS BALL BUSHING	74/118,761	11/28/1990	1,804,986	11/16/1993	11/16/2023
Thomson Industries, Inc.	United States	SUPER SMART	85/088,633	07/20/2010	4,313,434	04/02/2013	04/02/2023
Thomson Industries, Inc.	United States	SUPER SMART BALL BUSHING	74/414,318	07/19/1993	1,867,461	12/13/1994	12/13/2024
Thomson Industries, Inc.	United States	SUPERSLIDE	73/816,698	08/03/1989	1,590,556	04/10/1990	04/10/2030
Thomson Industries, Inc.	United States	TI & Design	72/219,163	05/06/1965	817,732	11/01/1966	11/01/2026

Owner	Country	Mark	Application No.	Filing Date	Registration No.	Issue Date	Renewal Date
Thomson Industries, Inc.	United States	TI & Design	90/525,347	02/11/2021
Thomson Industries, Inc.	United States	T THOMSON	78/500,654	10/15/2004	3,134,977	08/29/2006	08/29/2026
Thomson Industries, Inc.	United States	T THOMSON FIRST IN LINEAR MOTION TECHNOLOGY & Design	74/096,551	09/13/1990	1,811,339	12/14/1993	12/14/2023
Thomson Industries, Inc.	United States	T THOMSON INDUSTRIES, INC. & Design	74/096,028	09/11/1990	1,787,261	08/10/1993	08/10/2023
Thomson Industries, Inc.	United States	T THOMSON PRECISION BALL COMPANY, LLC & Design	74/423,426	08/10/1993	1,877,400	02/07/1995	02/07/2025
Thomson Industries, Inc.	United States	THOMSON	72/187,815	03/02/1964	789,637	05/18/1965	05/18/2025

Thomson Industries, Inc.	United States	XR	73/349,613	02/10/1982	1,229,306	03/08/1983	03/08/2023

Owner	Country	Mark	Application No.	Filing Date	Registration No.	Issue Date	Renewal Date

Ameridrives International, LLC	United States	AMERICARDAN	75/621,192	01/15/1999	2,488,262	09/11/2001	09/11/2031
Ameridrives International, LLC	United States	AMERIDISC	86/714,069	08/04/2015	4,950,024	05/03/2016	05/03/2026
Ameridrives International, LLC	United States	AMERIDRIVES	75/204,229	11/25/1996	2,168,489	06/23/1998	06/23/2028
Ameridrives International, LLC	United States	AMERIDRIVES	85/239,878	02/11/2011	4,022,613	09/06/2011	09/06/2031
Ameridrives International, LLC	United States	AMERIFLEX	72/444,883	01/02/1973	1,000,720	12/31/1974	12/31/2024
Ameridrives International, LLC	United States	AMERIGEAR	78/373,119	02/24/2004	2,951,600	05/17/2005	05/17/2025
Ameridrives International, LLC	United States	THE AMERIGEAR FULLY CROWNED TOOTH	78/373,135	02/24/2004	2,980,971	08/02/2005	08/02/2025

Owner	Country	Mark	Application No.	Filing Date	Registration No.	Issue Date	Renewal Date
Ameridrives International, LLC	United States	AMERILOC	85/105,761	08/12/2010	3,995,157	07/12/2011	07/12/2021
Ameridrives International, LLC	United States	FORM-FLEX	75/273,175	04/11/1997	2,152,362	04/21/1998	04/21/2028
Ameridrives International, LLC	United States	TORSI-LOCK	85/105,775	08/12/2010	4,061,095	11/22/2011	11/22/2031
Ameridrives International, LLC	United States	TRI-WASHER	88/337,546	03/13/2019	6,175,975	10/13/2020	10/13/2030

Formsprag LLC	United States	BC MA	77/649,950	01/15/2009	3,850,875	09/21/2010	09/21/2030
Formsprag LLC	United States	CEBMAG	73/513,313	12/13/1984	1,352,456	08/06/1985	08/06/2025
Formsprag LLC	United States	CECON	78/300,412	09/15/2003	2,871,858	08/10/2004	08/10/2024

Owner	Country	Mark	Application No.	Filing Date	Registration No.	Issue Date	Renewal Date
Formsprag LLC	United States	MARLAND	76/118,280	08/28/2000	2,667,819	12/31/2002	12/31/2022

Kilian Manufacturing Corporation	United States	KILIAN	73/277,508	09/11/1980	1,216,354	11/16/1982	11/16/2022